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                                                                   Exhibit 10(u)

                          AMENDMENT NO. 2 AND CONSENT
                         Dated as of November 8, 1995


         THIS AMENDMENT NO. 2 AND CONSENT ("Amendment") is entered into as of November 8, 1995 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                             PRELIMINARY STATEMENT

         A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement.

         B. The Borrower proposes to sell all of the issued and outstanding capital stock of Valley-Todeco (the "Valley-Todeco Sale") to McKechnie Investments, Inc., a Delaware corporation ("Buyer") pursuant to the terms of that certain Agreement of Purchase and Sale of Stock dated November 7, 1995 between the Borrower and the Buyer (the "Purchase Agreement").

         C. The Borrower has requested that the Agent and the Lender consent to the Valley-Todeco Sale, and the Agent and the Lender have agreed to provide such consent subject to the terms hereof. The Borrower, the Lender and the Agent have also agreed to amend the Loan Agreement on the terms and conditions hereinafter; set forth.

         NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lender and the Agent hereby agree as follows:

         SECTION 1. CONSENT AND WAIVER. Effective as of the date first written above, and subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, the Agent and the Lender consent to the Valley-Todeco Sale pursuant to the terms of the Purchase Agreement. The Agent and the Lender waive any noncompliance with Sections 7.1 of the Loan Agreement which would exist as a result of the Valley-Todeco Sale or the execution of the Purchase Agreement.

         SECTION 2.       AMENDMENTS TO THE LOAN AGREEMENT;
APPLICATION OF PROCEEDS FROM PURCHASE AGREEMENT.

         (a) Effective as of the "Closing" under and as defined in the Purchase Agreement, subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, the Loan Agreement is amended as follows:

         (1) SECTION 1.1 of the Loan Agreement is amended by deleting the definitions of "Valley-Todeco", Valley-Todeco Guaranty", "Valley-Todeco Loan Agreement", Valley-
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Todeco Loan Agreement Assignment", Valley-Todeco Mortgage", and
Valley-Todeco Pledge Agreement" in their entirety.

         (2) SECTION 1.1 of the Loan Agreement is further amended by deleting the following from the definition of "Loan Agreement":

                 "the Valley-Todeco Loan Agreement, the Valley-Todeco Loan Agreement Assignment, the Valley-Todeco Guaranty and Security Agreement, the Valley Todeco, Mortgage, the Valley-Todeco Pledge Agreement"

         (3) Section 7.3(a) of the Loan Agreement is deleted in its entirety, and the following is substituted therefor:

                 "This Section intentionally left blank."

         (4) Section 8.1 of the Loan Agreement is amended by deleting "(other than Valley-Todeco)".

         (5) Section 8.2(h) of the Loan Agreement is amended by adding "and" immediately prior to clause (iii) thereof, deleting "; and" at the end of the clause (iii) and substituting a period therefor, and by deleting clause (iv) in its entirety.

         (6) Section 8.3(a) of the Loan Agreement is amended by adding "and" immediately prior to clause (viii) thereof, deleting "; and" at the end of clause (viii) and substituting a period therefor, and by deleting clause (ix) in its entirety.

         (7) Section 8.10 of the Loan Agreement is amended by deleting the second paragraph thereof in its entirety.

         SECTION 3. CONDITIONS PRECEDENT. This Amendment shall become effective and be deemed effective as of the date first above written upon satisfaction of the following conditions precedent:

         (a) the Agent shall have received the following:

         (i) four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent;

         (ii) Reaffirmations of Guaranty and Security Agreement in substantially the form of EXHIBIT A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door; and

         (iii) an Assignment of Purchase Agreement Rights with respect to the Purchase Agreement, executed by the Borrower and acknowledged by the Buyer;

         (b) All mortgage releases and UCC financing statement terminations partial releases which the Agent or the Lender have been required to execute pursuant to the Purchase Agreement shall be in form and substance satisfactory to the Agent and the Lender;

         (c) The "Closing" under and as defined in the Asset Purchase Agreement shall have occurred and the Agent and the Lender shall have received a certificate of the chief financial officer of the Borrower to that effect;
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         (d) The Agent shall have received the amount of the Purchase Price payable on the Closing Date for application in accordance with SECTION 2.3(C) of the Agreement, and the Purchase Price shall satisfy the condition of the second paragraph of SECTION 8.10 of the Loan Agreement (as in effect immediately prior to this Amendment); and

         (e) the Valley-Todeco Loan Agreement shall have been terminated;.

         SECTION 4.       COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE
BORROWER.

         4.1 Except to the extent that any representation or warranty expressly is made only with respect to an earlier date, upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment. In addition, the Borrower covenants and agrees that it will not amend or agree to amend the Purchase Agreement without the prior written consent of the Agent.

         4.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

         SECTION 5.       REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

         5.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or Agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

         5.2 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         5.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
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         SECTION 8. HEADINGS. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.


                                        THE LAMSON & SESSIONS CO.

                                        By:  /s/ James J. Abel
                                           ---------------------------------
                                             Title:  Executive Vice President



                                        GENERAL ELECTRIC CAPITAL CORPORATION, as the Agent and as the sole Lender


                                        By:
                                           ---------------------------------
                                             Title:
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                                   EXHIBIT A
                                       to
                                   Amendment

            Form of Reaffirmation of Guaranty and Security Agreement
            --------------------------------------------------------

                                  (Attached.)
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                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

         The undersigned hereby (i) acknowledges receipt of that certain Amendment No. 2 and Consent of even date herewith (the "Amendment") to the Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as such Loan Agreement has been and may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") among THE LAMSON & SESSIONS CO. (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), as a "Lender" (as defined in the Loan Agreement) and GE Capital, as agent for the Lenders (in such capacity, the "Agent"), (ii) reaffirms all of its obligations under that certain Guaranty and Security Agreement dated as of February 13, 1992 ("Guaranty and Security Agreement"), made by the undersigned in favor of the Lenders, and (iii) acknowledges and agrees that such Guaranty and Security Agreement remains in full force and effect notwithstanding the Amendment, and that such Guaranty and Security Agreement is hereby ratified and confirmed.



Date:  November 8, 1995


                                           THE CARLON CHIMES CO.



                                           By:  /s/ James J. Abel
                                               --------------------------
                                                Title:  Treasurer